Exhibit 99.1

Luminar Strengthens Board of Directors with Two New Leaders

Katharine A. Martin and Dr. Mary Lou Jepsen will help drive Luminar towards its vision of making autonomy safe and ubiquitous

February 12, 2021 – Palo Alto, California — Luminar Technologies, Inc. (“Luminar” or “the Company”) (Nasdaq: LAZR), the global leader in automotive lidar hardware and software technology, announced today that it has appointed to its Board Katharine “Katie” A. Martin, Chair of the Board of Wilson Sonsini Goodrich & Rosati, and Dr. Mary Lou Jepsen, a technology industry executive who is currently the CEO, Founder and Chair of the Board of medical laser imaging device company Openwater as well as Director at Lear Corporation.

“We are very fortunate to have the opportunity to welcome both Mary Lou and Katie to our Board as renowned experts and leaders in their respective fields who will help guide Luminar as we continue to execute and scale,” said Austin Russell, Founder and CEO of Luminar. “Mary Lou is a true inspirational leader in the technology industry. She has successfully built and scaled companies developing complex hardware technologies through mass production, and has advised and led engineering divisions for some of the most prominent global tech companies like Google, Intel, and Facebook. Her lasting contributions to society have been nothing short of incredibly impressive, and I look forward to her contributions at Luminar as we enter series production next year. Similarly, Katie’s extensive leadership experience at the fabled firm Wilson Sonsini will prove invaluable to Luminar, having advised some of the most successful technology companies and prominent founder/CEO’s of our generation on corporate and strategic matters as they transition into life as a public company. Benefiting from the insights and industry experience of Mary Lou and Katie is a huge win for Luminar, and comes at a pivotal time in our history.”

About Dr. Mary Lou Jepsen:

Dr. Jepsen is CEO, Founder and Chair of the Board of Openwater, a San Francisco-based medical laser imaging device technology company. She also serves as a Director on the Board of Lear Corporation, a Fortune 150 automotive components supplier.

As a prolific inventor and entrepreneur, Dr. Jepsen has been named as one of the 100 most influential people in the world by Time Magazine (“Time 100”), in addition to CNN’s top 10 thinkers in science and technology. She has over 200 patents published or issued to her name.

Previously, Dr. Jepsen served as the Executive Director of Engineering at Facebook, Inc. and Head of Display Technologies at Oculus, and she has also held similar roles at Google, Inc. and X (formerly Google[x]). Prior to this, Dr. Jepsen was a professor at MIT and co-founded the nonprofit organization “One Laptop per Child,” for which she served as CTO and lead architect on design, cost-down, and scale components for the $100 laptops that were successfully shipped to millions of children in the developing world.

Dr. Jepsen received her Ph.D. in Optical Physics as well as her Sc.B. in Electrical Engineering and Studio Art from Brown University.

About Katharine “Katie” A. Martin:

Ms. Martin is Chair of the Board of Wilson Sonsini Goodrich & Rosati and a Partner practicing corporate and securities law in the firm’s Palo Alto headquarters, which plays an active role in Silicon Valley's technology ecosystem by working with top innovators and entrepreneurs of technology and life sciences companies, as well as the funding sources that support them.
She previously served as a member of the Policy Committee and leader of the business law department. Ms. Martin has extensive experience in representing public companies and her practice covers all aspects of company representation, including corporate governance, SEC compliance, 1934 Act issues, public offerings, private placements, and mergers and acquisitions.

Ms. Martin previously served as a Director of Nuance Communications, a public technology company and pioneer in natural language processing, for 18 years. Prior to that, she was a Partner at Pillsbury Madison & Sutro LLP.

Ms. Martin is a frequent spokesperson on corporate and securities law, corporate governance, and mergers and acquisitions, and is often ranked among the top corporate attorneys in regional and national publications, such as the Daily Journal’s “Top Lawyers of the Decade” in California.

Ms. Martin received her J.D. from the University of the Pacific’s McGeorge School of Law and her B.A. in Anthropology from the University of California, Berkeley.

About Luminar Technologies
Luminar is an autonomous vehicle sensor and software company with the vision to make autonomy safe and ubiquitous by delivering the only lidar and associated software that meets the industry’s stringent performance, safety, and economic requirements. Luminar has rapidly gained over 50 industry partners, including 7 of the top 10 global automotive OEMs. Earlier this year, Luminar signed the industry’s first production deal for autonomous consumer vehicles with Volvo Cars, while also recently striking deals with Daimler Truck AG and Intel’s Mobileye. Luminar has also received minority investments from the world’s largest commercial vehicle manufacturer, Daimler Truck AG, and Volvo Cars, a global leader in automotive safety, to accelerate the introduction of autonomous trucks and cars at highway speed. Founded in 2012, Luminar is a 350-person team with offices in Palo Alto, Orlando, Colorado Springs, Detroit, and Munich. For more information please visit www.luminartech.com.

Forward Looking Statements
Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the newly-appointed directors helping Luminar to achieve its mission of making autonomous vehicles both safe and ubiquitous. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Luminar’s management and are not predictions of actual performance. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including but not limited to Luminar’s limited operating history; Luminar’s inability to reduce and control the cost of the inputs on which Luminar relies; Luminar’s ability to transition to an outsourced manufacturing business model; the success of Luminar’s customers in developing and commercializing products using Luminar’s solutions; Luminar’s ability to protect its intellectual property rights; whether Luminar’s lidar products are selected for inclusion in autonomous driving or ADAS systems by automotive OEMs or their suppliers; changes in personnel and availability of qualified personnel; the amount and timing of future sales; whether the complexity of Luminar’s products results in undetected defects and reliability issues which could reduce market adoption of its new products, damage its reputation and expose Luminar to product liability and other claims; strict government regulation that is subject to amendment, repeal or new interpretation and Luminar’s ability to comply with modified or new laws and regulations applying to its business; general economic uncertainty and the effect of general economic conditions on Luminar’s industry in particular, including the level of demand and financial performance of the autonomous vehicle industry and market adoption of lidar; the effects of the ongoing coronavirus (COVID-19) pandemic or other infectious diseases, health epidemics, pandemics and natural disasters on Luminar’s business; and the other risks discussed under the heading “Risk Factors” in the registration statement on Form S-1 filed by Luminar on December 23, 2020 and amendments thereto and other documents Luminar files with the SEC in the future. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made and Luminar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release.

Contact Information
Media
Nicole Phelan
press@luminartech.com

Investors
Michael Beer
michaelbeer@luminartech.com